Exhibit 10.26(E)

EXECUTION VERSION

AMENDMENT NO. 2

TO PRICING SIDE LETTER

Amendment No. 2, dated as of March 21, 2006 (this “Amendment”), among CREDIT SUISSE, NEW YORK BRANCH (the “Administrative Agent”), FIELDSTONE MORTGAGE COMPANY and FIELDSTONE INVESTMENT CORPORATION (each a “Seller” and collectively the “Sellers”) and the several Conduit Buyers and Committed Buyers Party hereto from time to time.

RECITALS

The Administrative Agent and the Sellers are parties to that certain Master Repurchase Agreement, dated as of November 8, 2005 as amended by Amendment No. 1, dated as of January 23, 2006 (“Amendment No. 1”) (the “Master Repurchase Agreement”) and that certain Pricing Side Letter, dated as of November 8, 2005 (the “Existing Pricing Side Letter”; as amended by this Amendment, the “Pricing Side Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Pricing Side Letter and Master Repurchase Agreement.

The Administrative Agent and Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Pricing Side Letter be amended to reflect certain agreed upon revisions to the terms of the Existing Pricing Side Letter.

Accordingly, the Administrative Agent and the Sellers hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Pricing Side Letter is hereby amended as follows:

SECTION 1.  Definitions. Section 1.1 of the Existing Pricing Side Letter is hereby amended by deleting clause (xxiv) of the definition of “Asset Value” in its entirety and replacing it with the following language:

“(xxxv) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all 40 Year Mortgage Loans, 30/40 Mortgage Loans and Interest Only that are Fixed Rate Mortgage Loans, combined, is greater than or equal to 10% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;”

“(xxxvi) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all 40 Year Mortgage Loans, 30/40 Mortgage Loans and Interest Only Loans that are Floating Rate Mortgage Loans, combined, is greater than or equal to 75% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;”

SECTION 2.  Reaffirmation of Amendment No. 1. Each of the Committed Buyer and the Conduit Buyer hereby ratify and affirm all of the terms of Amendment No. 1.

SECTION 3.  Conditions Precedent. This Amendment shall become effective on March 21, 2006 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

3.1 Delivered Documents. On the Amendment Effective Date, the Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a) this Amendment, executed and delivered by the duly authorized officers of the Administrative Agent, the Conduit Buyer, the Committed Buyer and the Sellers; and

(b) such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 4.  Representations and Warranties. Each Seller hereby represents and warrants to the Administrative Agent that it is in compliance with all the terms and provisions set forth in the Existing Pricing Side Letter and Master Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Master Repurchase Agreement.

SECTION 5.  Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Pricing Side Letter shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 6.  Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Administrative Agent:	CREDIT SUISSE, NEW YORK BRANCH, as Administrative Agent

	By:	/s/ Anthony Giordano
		Name:	Anthony Giordano
		Title:	Director

	By:	/s/ Joseph Soave
		Name:	Joseph Soave
		Title:	Director

Seller:	FIELDSTONE MORTGAGE COMPANY, as a Seller

	By:	/s/ Mark C. Krebs
		Name:	Mark C. Krebs
		Title:	Sr. Vice President & Treasurer

Seller:	FIELDSTONE INVESTMENT CORPORATION, as a Seller

	By:	/s/ Mark C. Krebs
		Name:	Mark C. Krebs
		Title:	Sr. Vice President & Treasurer

Conduit Buyer:	ALPINE SECURITIZATION CORP., as a Conduit Buyer

	By:	/s/ Anthony Giordano
Name: Anthony Giordano
Title: Director

	By:	/s/ Joseph Soave
		Name:	Joseph Soave
		Title:	Director

Committed Buyer:	CREDIT SUISSE, NEW YORK BRANCH, Individually and as a Committed Buyer

	By:	/s/ Joseph Soave
		Name:	Joseph Soave
		Title:	Director

	By:	/s/ Anthony Giordano
		Name:	Anthony Giordano
		Title:	Director